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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 5, 2006

                       UNIVERSAL TECHNICAL INSTITUTE, INC.
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             (Exact name of registrant as specified in its charter)

             Delaware                     1-31923                 86-0226984
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   (State or other jurisdiction         (Commission            (IRS Employer
        of incorporation)               File Number)         Identification No.)

    20410 North 19th Avenue, Suite 200, Phoenix, Arizona            85027
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         (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (623) 445-9500

                                      None
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 5, 2006, Universal Technical Institute, Inc. (the "Company"), a Delaware corporation, entered into a modification agreement, modifying the revolving credit agreement dated October 26, 2004 with Wells Fargo Bank, National Association, incorporated herein in its entirety by this reference. The Modification Agreement is filed herewith as Exhibit 10.1. The descriptions and summaries of the Modification Agreement under Item 2.03 of this Report, are incorporated herein in their entirety by this reference and are qualified in their entirety by the Modification Agreement and the related documents.

ITEM 2.03 CREATION OF DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

On July 5, 2006, the Company signed a modification to the credit agreement (the "Modification Agreement") with Wells Fargo Bank, National Association (the "Lender"), that modified the Credit Agreement dated October 26, 2004, which provided for a line of credit up to $30 million and standby letters of credit in the maximum aggregate amount of $20 million. The Modification Agreement eliminates the standby letters of credit, of which $0 is currently outstanding. In addition the Modification Agreement changes the minimum quarterly current ratio financial covenant to 0.50 to 1.00 through June 30, 2007 and 0.60 to 1.00 on September 30, 2007 and thereafter. Prior to the Modification Agreement, the minimum quarterly current ratio financial covenant was 0.60 to 1.00 at September 30, 2006 and thereafter. The company's indebtedness under the Agreement is unsecured and is guaranteed, jointly and severally, by its wholly owned subsidiaries.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(d)         Exhibits

            10.1     Modification Agreement
            10.2 Credit Agreement, dated October 26, 2004, by and between Registrant and Wells Fargo Bank, National Association (Incorporated by reference to Exhibit 10.1 to the Registrant's registration Statement on Form 10-K dated December 23, 2004)

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             UNIVERSAL TECHNICAL INSTITUTE, INC.


Dated: July 7, 2006                          By:    /s/ Chad A. Freed
                                                    ----------------------------
                                             Name:  Chad A. Freed
                                             Title: Senior Vice President
                                                    and General Counsel

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